UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 4, 2025

Bristow Group Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-35701	72-1455213
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3151 Briarpark Drive, Suite 700,	Houston,	Texas	77042
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code	(713)	267-7600

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	VTOL	NYSE

Item 2.03 Creation of a Direct Financial Obligation
As previously disclosed, on June 12, 2024, Bristow Leasing Limited (“BLL”), as borrower, Bristow Group Inc. (the “Company”), as parent guarantor, Bristow Helicopters Limited (“BHL”) and Bristow Aviation Holdings Limited, as guarantors (“BAHL” and, together with the Company and BHL, the “Guarantors”), the UK export facility lenders party thereto (the “UKEF Lenders”), the commercial facility lenders party thereto (the “Commercial Lenders” and, together with the UKEF Lenders, the “Lenders”), and National Westminster Bank Plc, as lead arranger, structuring bank, agent and security agent, entered into a Facilities Agreement (the “BLL Facilities Agreement”), pursuant to which (i) the UKEF Lenders agreed to advance to BLL the sum of up to EUR 80 million and (ii) the Commercial Lenders agreed to advance to BLL the sum of up to EUR 20 million in order to enable BLL to finance, amongst other things, the acquisition of five new AgustaWestland AW189 aircraft that will be used by Bristow Ireland Limited, an indirect subsidiary of the Company, to service its contract with the Irish Department of Transport to provide search and rescue services to the Irish Coast Guard (the “BLL Term Loan Facility” also known as “IRCG Debt”).
On February 3, 2025, the fifth Utilisation Date (as defined in the BLL Facilities Agreement) occurred under the BLL Facilities Agreement, and BLL borrowed approximately EUR 6 million under the BLL Facilities Agreement (the “Borrowing”). After giving effect to the Borrowing, the total borrowings made pursuant to the BLL Facilities Agreement was EUR 99 million. Following the fifth Utilisation Date, EUR 1 million of Commitments (as defined in the BLL Facilities Agreement) remain available to be borrowed by BLL under the BLL Term Loan Facility.
The foregoing description of the BLL Facilities Agreement does not purport to be complete and is qualified in its entirety by reference to the BLL Facilities Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description of Exhibits
10.1	Facilities Agreement, dated as of June 12, 2024 (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on June 14, 2024).
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bristow Group Inc.

February 4, 2025	By:	/s/ Jennifer D. Whalen
Name: Jennifer D. Whalen
Title: Senior Vice President, Chief Financial Officer